Exhibit 10.112

Fully Executed

AMENDMENT TO
Professional Capitation Medical Group/IPA Services Agreement

This Amendment to Professional Capitation Medical Group/IPA Services Agreement (the “Amendment”) is entered into effective as of January 1, 2003 by and between PacifiCare of California, a California corporation (“PacifiCare”), and Professional Care IPA Medical Group (“Medical Group”), with respect to the following facts:

RECITALS

A.    The parties have previously entered into that certain Medical Group/IPA Services Agreement dated June 1, 1999 (the “Agreement”) and was subsequently amended by documents dated January 1, 2002 and January 1, 2003.

B.    The parties desire to enter into this Amendment for the purpose of amending the Agreement for the period commencing January 1, 2003.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree that the Agreement is hereby modified as specified below:

1.                                       The following Sections of the Agreement are revised or added to the Agreement as follows:

ARTICLE 1
DEFINITIONS

1.36                           DMHC is the California Department of Managed Health Care.

1.37                           Standard Service Capitation Amount. The Standard Service Capitation amount is the monthly per Commercial Plan Member per Month Capitation Payment based on the age/gender/benefit factors, prior to adjustments. The Standard Service Capitation Amount is found on the monthly capitation reports that accompany the monthly Capitation Payment.

2.                                       The following Sections of the Agreement are revised or added to the Agreement as follows:

ARTICLE 2
DUTIES OF MEDICAL GROUP

2.8.2 Letter of Credit

(c)  Triggering Event Conditions. Immediately upon the occurrence of a Triggering Event (as defined in this subsection), Medical Group shall obtain the Letter of Credit in the amount of the then applicable Letter of Credit Funding Amount. A Triggering Event, for purposes of this Section 2.8.2, shall mean any of the following: (i) Medical Group’s failure to maintain a current ratio (current assets divided by current liabilities) of 1.0 to 1.0, as determined by PacifiCare upon review of Medical Group’s financial statements, or (ii) Medical Group’s failure to maintain positive Tangible Net Equity, calculated in a manner consistent with the California Health and Safety Code.

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

2.14                           Provide Referral Services. With the prior approval of PacifiCare (except in the case of Emergency Services), Medical Group shall arrange any necessary Referral Services to PacifiCare’s selection of Participating Providers for Medical Group Members, which shall be shown on the PacifiCare’s list of providers of Referral Services sent to the Medical Group on a monthly basis. Use of PacifiCare’s list of providers of Referral Services does not apply to Medically Necessary Services arranged by Medical Group that are not available through a provider on PacifiCare’s list of providers of Referral Services. Furthermore, PacifiCare may determine that such failure constitutes material breach in accordance with Section 6.2.3 of this Agreement.

3.               The following Sections of the Agreement are added to the Agreement as follows:

ARTICLE 5
COMPENSATION

5.15                           PacifiCare Quality Incentive Program. PacifiCare’s Quality Incentive Program (“QIP”) is a bonus program, which recognizes PacifiCare Participating Providers who have statistically demonstrated sound clinical care practice, quality-focused provision, or arrangement of Covered Services on behalf of their assigned PacifiCare Members and demonstrated superior customer satisfaction. Exhibit 6 of this Agreement describes the QIP. The terms of Exhibit 6 reflect PacifiCare’s participation in the “pay for performance” initiative of the Integrated Healthcare Association.

5.16                           PacifiCare Women’s Health Bonus Program. PacifiCare’s Women’s Health Bonus Program (WHBP) is designed to compensate Medical Group and its Participating Providers for efforts taken to improve the accessibility of women’s health services and the stability of PacifiCare’s women’s health network. Exhibit 7 of this Agreement describes the WHBP.

4.                                       Exhibit 2 DELEGATED ACTIVITIES is deleted in its entirety. A new Exhibit 2 DELEGATED ACTIVITIES is attached hereto and incorporated into the Agreement.

5.                                       Exhibit 3, PRODUCT ATTACHMENT A, PacifiCare Commercial Health Plan, Section 3.1 Age/Gender/Benefit Adjusted Commercial Capitation shall be amended by adding the following language to reflect the rate effective January 1, 2004:

Effective January 1, 2004, there will be a *** increase to the 2003 Base Capitation Rate of *** resulting in a 2004 Base Capitation Rate of ***.  The parties agree that the Base Capitation Rate of $48.86 would have yielded a monthly per Member per month Capitation Payment of *** based on the demographics of the Medical Group’s assigned Medical Group Members for the month of May 2003.

6.                                       Exhibit 3, PRODUCT ATTACHMENT A, PacifiCare Commercial Health Plan, Section 3.1.2 Adjustment for PacifiCare-sponsored NPTN carveout program shall be deleted in its entirety.

7.                                       Exhibit 3, PRODUCT ATTACHMENT B, PacifiCare Commercial Point-of-Service Plan, Section 3.1 Capitation Payments for Commercial POS Plan Members shall be amended by adding the following language to reflect the rate effective January 1, 2004:

Effective January 1, 2004, for Commercial POS Plan Members, PacifiCare will pay Medical Group *** of the monthly Standard Service Capitation Amount for Commercial Plan Members.

8.                                       A new Exhibit 6 QUALITY INCENTIVE PROGRAM is attached hereto and incorporated into the Agreement.

9.                                       A new Exhibit 7 WOMEN’S HEALTH BONUS PROGRAM is attached hereto and incorporated into the Agreement.

10.                                 Use of Defined Terms. Terms utilized in this Amendment shall have the same meaning set forth in the definitions to the Agreement.

11.                                 Agreement Remains in Full Force and Effect. Except as specifically amended by this Amendment, the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the undersigned parties hereby agree to this Amendment as of the date first set forth above.

PACIFICARE OF CALIFORNIA

By:	/s/ Greg Wright

Title:	VICE PRESIDENT, NETWORK MGMT

Date:	6/5/03

PROFESSIONAL CARE IPA MEDICAL GROUP

By:	/s/ Rick Shinto

Title:	MEDICAL DIRECTOR

Date:	JUNE 3, 2003

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT
(PROFESSIONAL CAPITATION)

EXHIBIT 2
DELEGATED ACTIVITIES
(This Exhibit 2 is an integral part of this Agreement)

The purpose of the following Grids is to specify the responsibilities of PacifiCare and Medical Group under the Agreement with respect to: (i) claims processing and payment, (ii) credentialing and recredentialing, (iii) medical records, (iv) quality management and improvement and (v) medical management.

The Grids set forth the specific activities with respect to (i) claims processing and payment, (ii) credentialing and recredentialing, (iii) medical records, (iv) quality management and improvement and (v) medical management, which PacifiCare has delegated to Medical Group and which Medical Group shall perform on behalf of PacifiCare. The Grids also set forth the specific activities with respect to: (i) claims processing and payment, (ii) credentialing and recredentialing, (iii) medical records, (iv) quality management and improvement and (v) medical management, which PacifiCare has not delegated to Medical Group under the Agreement and which PacifiCare shall perform directly utilizing its own personnel. Medical Group is responsible for cooperating, participating and complying with PacifiCare’s performance of such activities.

PacifiCare does not formally delegate to its contracting medical groups the responsibility for performing quality management and improvement activities on behalf of PacifiCare. However, PacifiCare does require contracting medical groups to maintain a quality improvement and management program, participate and cooperate in PacifiCare’s quality improvement program, collect data for PacifiCare’s quality improvement activities, and carry out corrective actions as required by PacifiCare. Accordingly, the Grids set forth certain quality improvement activities which PacifiCare has not delegated to Medical Group to perform on behalf of PacifiCare, but which PacifiCare and Medical Group shall perform concurrently under the Agreement. PacifiCare also does not formally delegate to contracting medical groups the responsibility for performing member services. However, PacifiCare does require contracting medical groups under the Agreement to participate, cooperate and comply with PacifiCare’s activities relating to member services, preventive health services, and medical record reviews as required by PacifiCare.

The Grids also identify (i) the elements and performance measures established by PacifiCare for the Delegated Activities in accordance with the NCQA accreditation standards and State and Federal law and regulatory requirements, (ii) the reports which shall be provided to PacifiCare by Medical Group for each of the Delegated Activities and the frequency of reporting, and (iii) the oversight activities which PacifiCare shall perform with respect to each of the Delegated Activities.

Exhibit 2 may be amended pursuant to Section 7.8 Amendments during the term of this Agreement to reflect changes in delegation standards; delegation status; performance measures; reporting requirements; and other provisions of Exhibit 2.

MEDICAL MANAGEMENT DELEGATION GRID

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacificCare Oversight
UM Program Structure and Process	☒ Delegated ☐ Not delegated

Medical Group (MG) will meet all regulatory, NCQA, and PacifiCare Standards.
Development and documentation of program structure and accountability, including:

1.                    Goals & Objectives, including behavioral health care aspects

2.                    Cmte responsibilities;

a)         Membership

b)        Minutes

c)         Dissemination of information

d)        Education of staff & providers

3.                    UM Director & senior physician’s and designated behavioral health care practitioner roles

4.                    UM Dept interfaces with other depts.

5.                    Program is evaluated & approved annually

For each UM function delegated there must be documentation of:

1.                    Staff & Physician responsibilities related to each UM function

2.                    Appropriate and Adequate professional and non-professional staffing mix and decision-making responsibilities

3.                    Regular and after-hours UM process and communication services defined

4.                    Interface with PacifiCare appropriately

5.                    Data elements as required

6.                    Reporting capability

Implementation of corrective action plan for elements of non-compliance.

			• Annual submission of UM Program and Work Plan and Evaluation. • Submission of corrective action plans as needed.	• Initial onsite assessment using approved oversight document • Annual oversight assessment • Identification of corrective action plans for elements of non-compliance.

Communication Services	☒ Delegated ☐ Not delegated

Medical Group (MG) provides communication services to practitioners and members regarding UM issues relating to inbound calls during and after business hours and outbound calls during business hours, in compliance with NCQA and PacifiCare standards.

			Reviewed during annual assessment.	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function

Pre-Service Authorization Professional	☒ Delegated ☐ Not delegated

For pre-service authorization the Medical Group (MG) must:

•  Comply with PacifiCare’s Turn Around Times and notification requirements, consistent gathering of appropriate information, and assisting in transition of care when benefits end

			• Weekly submission of authorization/ denial logs • Monthly submission of encounter data	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function
Institutional	☐ Delegated ☒ Not delegated

•  Follow nationally recognized medical necessity criteria or criteria based on sound clinical evidence

•  Develop and document program to perform pre-service authorization function of outpatient care meeting all regulatory and PacifiCare standards

• Participation in census verification process

Function	Delegation Status	Medical Group Responsibility / Performance Measure	Reporting Frequency	PacifiCare Oversight
Concurrent Review	☐ Delegated ☒ Not delegated

For concurrent review MG must:

• Comply with PacifiCare’s Turn Around Times and notification requirements.

• Follow nationally recognized medical necessity criteria or criteria based on sound clinical evidence

•   Develop and document programs to perform concurrent review of acute and Skilled Nursing Facility inpatients meeting all regulatory and PacifiCare standards, including cooperative process with facilities for on-site review as appropriate.

			• Daily submission of patient census by admission and discharge and Level of Care • Monthly submission of Bed Days per thousand members per year	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function

Discharge Planning	☐ Delegated ☒ Not delegated

Develop and document program to perform discharge planning functions for Acute and Skilled Nursing Facility meeting all regulatory and PacifiCare standards

Issue timely and appropriate acute facility notice of non-coverage.

Issue timely and appropriate Skilled Nursing Facility Notice of Non-coverage.

			Reviewed during annual assessment.	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function

Out Of Area (OOA)	☐ Delegated ☒ Not delegated	If not delegated, report any OOA notifications received by group. If delegated, develop and document program to perform OOA concurrent review meeting all regulatory and PacifiCare standards.	If delegated, include OOA in weekly authorization/denial log submission	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function

Case Management	☒ Delegated ☐ Not delegated

Develop and document program to perform Case Management function meeting all regulatory and PacifiCare standards

If NOT delegated, responsible to share coordination of care with PacifiCare Case Managers

			Monthly submission of Case Management Log • ESRD • Transplants • Catastrophic	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function

Transplants	☒ Not delegated

Develop and document Policies and Procedures to support notification to PacifiCare of potential transplant candidates.

Responsible to provide PacifiCare with all necessary information to make medical determination and manage the case.

Report cases immediately.

New Technology	☒ Not delegated	Develop and document Policies and Procedures to support notification to PacifiCare of requests for new technology and coordination of making determinations.	Ad Hoc	N/A

Retrospective Review Professional:	☒ Delegated ☐ Not delegated

For Retroactive-review of services MG must:

• Comply with PacifiCare’s Turn Around Times and notification requirements.

• Follow nationally accepted medical necessity criteria or criteria based on sound clinical evidence

• Develop and document program to perform retrospective review function.

			Weekly submission of authorization/denial logs	• Pre-delegation onsite assessment to determine ability to perform function. • Annual onsite assessment to determine ability to perform function

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Institutional	☐ Delegated ☒ Not delegated

Denials Professional Institutional	☒ Delegated ☐ Not delegated ☐ Delegated ☒ Not delegated

For Denials of services MG must:

• Comply with PacifiCare’s Turn Around Times and notification requirements.

• Follow nationally recognized medical necessity criteria or criteria based on sound clinical evidence

•   Develop and document of program to perform denial function, meeting all regulatory and PacifiCare standards.

			Weekly submission of denial logs.	• Pre-delegation onsite assessment to determine ability to perform function. • Annual onsite assessment to determine ability to perform function.

Benefit Interpretations	☒ Not delegated

For Benefit Interpretations MG must:

•             Comply with PacifiCare’s Turn Around Times and notification requirements.

•   Request PacifiCare interpretation when unable to make clear determination based on resources provided by PacifiCare (e.g., Benefits Manual)

•   Request PacifiCare determination regarding medical necessity when requested service appears to be of an experimental or investigational nature for a member who has a “life-threatening” or “seriously debilitating” condition as defined in the California Health &Safety Code (see note below)”.

			N/A	• Pre-delegation onsite assessment to determine ability to perform function. • Annual onsite assessment to determine ability to perform function.

Appeals	☒ Not delegated	• Develop and document program to support cooperation with PacifiCare in handling appeals. • Notify PacifiCare of all member and provider appeals coming through MG.	PacifiCare will provide the MG a quarterly report to show number of appeals and overturn rate for specific MG.	• Pre-delegation onsite assessment to determine ability to perform function. • Annual onsite assessment to determine ability to perform function.

Satisfaction with UM Process	☒ Delegated ☐ Not delegated

MG will meet all regulatory, NCQA, and PacifiCare Standards.

MG will annually gather and evaluate information about member and practitioner satisfaction with the UM process and address opportunities for Improvement.

• Pre-delegation onsite assessment to determine ability to perform function. • Annual onsite assessment to determine ability to perform function.

Emergency Services	☒ Delegated ☐ Not delegated

MG will meet all regulatory, NCQA, and PacifiCare Standards

Emergency policies and procedures require:

•             Coverage of emergency services to screen and stabilize the member without prior approval where a prudent layperson, acting reasonably, would have believed that

• Pre-delegation onsite assessment to determine ability to perform function. • Annual onsite assessment to determine ability to perform function.

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight

an emergency condition existed

•   Coverage of emergency services if an authorized representative, acting for PBHC, authorized the provision of emergency services.

•   A behavioral healthcare practitioner or physician reviews presenting symptoms as well as the discharge diagnosis for potential denial of emergency services

Ensuring Appropriate Utilization	☒ Delegated ☐ Not delegated

MG will meet all regulatory, NCQA, and PacifiCare Standards.

MG at least annually monitors and analyzes relevant data and takes action to correct any patterns of potential or actual inappropriate under- or over-utilization, using quantitative and qualitative data analysis.

• Pre-delegation onsite assessment to determine ability to perform function. • Annual onsite assessment to determine ability to perform function.

Subdelegation of Utilization Management	☒ Delegated ☐ Not delegated

If MG subdelegates UM, MG will:

•Develop detailed documentation of mutually agreed upon delegation agreement identifying:

• Listing of responsibilities of delegate (MG) & sub-delegate,

• Specific delegated activities;

• Process for evaluating sub-delegate’s performance, and

• Remedies if sub-delegate does not perform

• Conduct pre-delegation evaluation

• Conduct annual evaluation, including file review, according to NCQA’s methodology

•   If sub-del agreement includes the use of Protected Health Information (PHI), the sub-del document includes:

• List of allowed uses of PHI

• Description of sub-delegate safeguards to protect the information from inappropriate use or further disclosure

• Stipulation that the delegate will ensure that subdelegates have similar safeguards

• Stipulation that the subdelegate will provide individuals with access to their PHI

• Stipulation that the subdelegate will inform the organization if inappropriate uses of the information occur

• Stipulation that the subdelegate will ensure PHI is returned, destroyed

Submit copies of subdelegation agreements to PacifiCare prior to subdelegation and on an annual basis

• Annual assessment of sub-delegation process, including agreements, policies and procedures, and ongoing evaluation of performance, according to NCQA standards & methodology

• Implementation of Corrective Action Plan(s) for elements of non-compliance

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
or protected if the delegation agreement ends

PacifiCare’s responsibilities relating to Medical Management and those responsibilities, which PacifiCare has delegated to the Medical Group, are outlined above.

The Medical Group agrees to be accountable for all responsibilities delegated by PacifiCare and will not further delegate any such responsibilities without thirty (30) days prior written notice to PacifiCare.

PacifiCare will perform audits annually or with prior written notice as needed to evaluate the group’s delegated status.  In the event there are deficiencies PacifiCare will perform audits annually and as needed to evaluate the group’s delegated status.  In the event there are deficiencies identified in the audit, PacifiCare will provide a specific corrective action plan.  If the group is not able to comply with the corrective action plan within thirty (30) days of receipt of notification, PacifiCare may revoke the group’s delegated status in accordance with the terms of the Agreement in Section 4.4.

* California Health and Safety Code Section 1370.4(a)(1)(B)(i) and (ii) and Section 1370.4(a)(1)(C) defines the following terms: “Life-threatening” means either or both of the following: (i) Diseases or conditions where the likelihood of death is high unless the course of the disease is interrupted.  (ii) Diseases or conditions with potentially fatal outcomes, where the end point of clinical intervention is survival.  “Seriously debilitating,” means diseases or conditions that cause major irreversible morbidity.

CREDENTIALING DELEGATION GRID

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Credentialing Program description and/or Policies and Procedures (P&Ps)	☒ Delegated ☐ Not delegated

Full Compliance with NCQA Standards:

•             Define the scope of practitioner network to be cred/recred, i.e. MD, DO, DPM, DDS, DC, and behavioral health and other licensed independent practitioners.

•             Define criteria and verification sources used to meet criteria

•   Describe the process to delegate credentialing/recredentialing

•    Describe process used to ensure that credentialing and recredentialing are conducted in a non-discriminatory manner

•   Ensure confidentiality.

•   Describe decision making process.

•   Specify practitioner rights, notification process and time frames.

			Submit Credentialing Program annually Revised credentialing policies and procedures submitted at least annually.	• Initial onsite assessment • Annual oversight Assessment • Evaluate and approve Written Credentialing Program • Implementation of Corrective Action Plan(s) for elements of non-compliance

Credentialing Committee	☒ Delegated ☐ Not delegated

Full Compliance with NCQA Standards

•             The Medical Group (MG) designates a credentialing committee, including a range of participating practitioners of different specialties, that makes recommendations regarding credentialing decisions using a peer review process.

•   The MG documents committee’s opportunity to review credentials of all practitioners and advice in all credentialing/recredentialing decisions.

Annual credentialing program to include committee structure.

•   Initial onsite assessment

•   Annual oversight assessment

•   Annual Review of Committee minutes

•   Annual review of membership

•   Frequency of meetings

•   Implementation of Corrective Action Plan(s) for elements of non-compliance

Primary source verification of credentialing information	☒ Delegated ☐ Not delegated

Full compliance with NCQA Standards regarding verification of information within 180 days prior to Committee approval date.  Meet 100% of NCQA & regulatory body standards related to primary source verification of the following:

•      License

•      Education & Training

•      Board certification

•      Professional liability claims for past 5 years

Meet 100% of NCQA & regulatory body standards related to data collection of the following:

DEA/CDS

•      Work History

•      Hospital Admitting privileges, if applicable

Submit current list of practitioner credentialed and date approved with quarterly report

•   Initial onsite assessment

•   Annual oversight assessment

•             Implementation of Corrective Action Plan(s) for elements of non-compliance.

•   Annual audit conducted of provider’s practitioners’ credentialing files according to NCQA methodology.

Application/Attestation	☒ Delegated ☐ Not delegated	Full compliance with NCQA Standards. The MG application must include a statement regarding • Reasons for any inability to perform. • Lack of present illegal drug use. • History of loss of sense or	Immediate submission of any changes to application.	• Initial onsite assessment. • Annual oversight assessment. • Annual audit conducted of provider’s

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight

felony conviction.

•   History of loss or limitation of privileges or disciplinary activity.

•   Current malpractice insurance coverage, including dates & coverage amount

•   Attestation by applicant of the correctness and completeness of the application

•             Signed within 180 days prior to Committee approval date.

practitioners’ credentialing files according to NCQA methodology. • Implementation of Corrective Action Plan(s) for elements of non-compliance.

Initial Sanction Information	☒ Delegated ☐ Not delegated

Full compliance with NCQA Standards regarding verification of information within 180 days prior to Committee Approval date.

•      Sanction or Limitations information on licensure, as appropriate, must cover the most recent 5 year period available through the data source:

•   MD, DOs: NPDB, State Board of Medical Examiners, or Federation of State Medical Boards

•   DCs: State Board of Chiropractic Examiners or the Federation of Chiropractic Licensing Boards

•   DDSs: NPDB or State Board of Dental Examiners

•   DPMs: State Board of Podiatric Examiners of Federation of Podiatric Medical Boards

•   Nonphysician behavioral health & other independently licensed practitioners: Appropriate state agency or State Board of Licensure of Certification

•   For all practitioners (except DDS): review of Medicare/Medicaid sanctions, must cover the most recent 3-year period available through the data source:

•   NPDB

•   FSMB

•   Cumulative Sanctions Report

•   Medicare and Medicaid Sanctions and Reinstatement Report

•   Federal Employees Health Benefits Program department record

•   State Medicaid agency or intermediary and the Medicare intermediary

None

•             Initial onsite assessment

•   Annual oversight assessment

•   Annual audit conducted of provider’s practitioners credentialing files according to NCQA methodology.

•   Implementation of Corrective Action Plan(s) for elements of non-compliance

Initial office site visit and medical record keeping practice review of all PCPs, OB/GYNs, and High Volume Behavioral Healthcare practitioners (applicable to HMO products only)	☒ Delegated ☐ Not delegated

Full compliance with NCQA Standards regarding Initial site visit/medical record keeping review prior to the Committee approval date.

Set standards for office sites and establish thresholds for acceptable performance.

Structured review that evaluates the office site against standards in the following areas:

•   Physical accessibility

			On an annual basis, include list of all site reviews subsequent to the initial site visit.	• Initial onsite assessment • Annual oversight assessment • Annual review of audit tool • Annual audit conducted of provider’s

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight

•   Physical appearance

•   Adequacy of waiting room and exam room space

•   Availability of appointments

•   Documentation of an evaluation of medical record keeping practices for conformity with standards

Specify methodology for identification of potential high volume behavioral health practitioners.

Institute actions for improvement with sites not meeting thresholds.

Evaluate effectiveness of actions at least every 6 months until sites with deficiencies meet thresholds.

Follows same procedure for an initial site visit when a PCP, OB/GYN, or high volume behavioral health practitioners relocates or opens a new site.

Procedures for detecting deficiencies subsequent to the initial site visit, at least every six months.  Reevaluates site of new deficiencies and institutes actions for improvement.

Incorporation of this information into the credentialing process.

practitioners’ credentialing files according to NCQA methodology. • Implementation of Corrective Action Plan(s) for elements of non-compliance

Recredentialing Primary source verification (PSV)	☒ Delegated ☐ Not delegated

Full compliance with NCQA Recredentialing Standards regarding verification of information within 180 days prior to Committee approval date.

Recredentialing must be completed within 36 months of prior credentialing or recredentialing activity.

Meet 100% of NCQA and regulatory body standards related to obtaining from practitioner.

•   Signed Attestation regarding

•   Reasons for any inability to perform.

•   lack of present illegal drug use,

•   History of loss or limitation of privileges or disciplinary activity, and

•   Current malpractice insurance coverage, including dates & amount, and

•   correctness and completeness of application

Meet 100% of NCQA and regulatory body standards related to primary source verification of the following:

•   License

•   Board certification (if expired or new since initial credentialing)

•   Professional liability claims

Meet 100% of NCQA and regulatory body standards related to data collection of the

Include list of all practitioners recredentialed, including approval dates, on a quarterly basis (with quarterly report)

•             Initial onsite assessment

•   Annual oversight assessment

•             Annual audit conducted of provider’s practitioners’ recredentialing files according to NCQA methodology.

•             Implementation of Corrective Action Plan(s) for elements of non-compliance.

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
following: • DEA/CDS • Hospital Admitting privileges, if applicable

Recredentialing Sanction information	☒ Delegated ☐ Not delegated

Full compliance with NCQA Recredentialing Standards regarding verification of information within 180 days prior to Committee approval date.  Recredentialing must be completed within 36 months of prior credentialing or recredentialing activity (as required by CMS & DMHC)

Recredentialing information found in credentialing files includes the following:

•             Sanction or Limitations information on licensure, as appropriate, must cover the last 3-year period available through the data source (data that may not have come to the attention of the provider previously):

•              MD, DOs: NPDB, State Board of Medical Examiners, or Federation of State Medical Boards

•              DCs: State Board of Chiropractic Examiners or the Federation of Chiropractic Licensing Boards

•              DDSs: NPDB or State Board of Dental Examiners

•              DPMs: State Board of Podiatric Examiners or Federation of Podiatric Medical Boards Nonphysician behavioral health & other independently licensed practitioners: Appropriate state agency or State Board of Licensure or Certification

•   For all practitioners (except DDS): review of Medicare/Medicaid sanctions, must cover the last 3-year period available through the data source (data that may not have come to the attention of the provider previously):

•              NPDB

•              FSMB

•              Cumulative Sanctions Report

•              Medicare and Medicaid Sanctions and Reinstatement Report

•              Federal Employees Health Benefits Program department record
State Medicaid agency or intermediary and the Medicare intermediary

None

•   Initial onsite assessment

•   Annual oversight assessment

•   Annual audit conducted of provider’s practitioners’ recredentialing files according to NCQA methodology.

•   Implementation of Corrective Action Plan(s) for elements of non-compliance.

Performance Monitoring: (Applicable to HMO products only)	☒ Delegated ☐ Not delegated	Full compliance with NCQA Recredentialing Standards. Specify criteria/methodology for identification of potential high volume behavioral health practitioners.	List of all recredentialing decisions completed on an annual basis	• Initial onsite assessment • Annual oversight assessment • Annual audit conducted of

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight

Incorporate the following information into the recredentialing decision making process for PCPs and high volume behavioral health practitioners:

•   Member complaints (as received from plan)

•   Information from quality improvement activities

provider’s practitioners’ recredentialing files according to NCQA methodology. • Implementation of Corrective Action Plan(s) for elements of non-compliance.

Ongoing monitoring of Sanctions and Complaints	☒ Delegated ☐ Not delegated

Full compliance with NCQA standards.

P&Ps for ongoing monitoring of sanctions and complaints include addressing the following sources:

•   Medicare and Medicaid Sanctions

•   State Sanctions or limitations on licensure

•   Complaints (as received from Plan)

Evidence the MG collects and reviews information from the above-referenced sources.

MG takes action on instances of poor quality.

			New P&Ps submitted at least annually Notification to PacifiCare of any actions reported on a practitioner immediately.	• Initial onsite assessment • Annual oversight assessment • Implementation of Corrective Action Plans(s) for elements of non-compliance

Notification to Authorities and Practitioner Appeal Rights	☒ Delegated ☐ Not delegated

Full compliance with NCQA Standards.

P&Ps for altering the conditions of the practitioner’s participation with PacifiCare based on quality of care of service:

P&Ps for reporting of quality deficiencies to appropriate authorities.  P&Ps for range of actions to be taken to improve performance prior to termination.

P&Ps to describe appeals process & process of notifying practitioners of appeal rights.

			New P&Ps submitted at least annually Notification to PacifiCare of any actions reported on a practitioner immediately.	• Initial onsite assessment • Annual oversight assessment • Implementation of Corrective Action Plan(s) for elements of non-compliance

Assessment of Organizational Providers	☒ Delegated ☐ Not delegated

For all contracted acute care hospitals, home health agencies, SNFs, free-standing surgical centers, and facilities providing mental health or substance abuse services in an inpatient, residential or ambulatory setting where the contract is held by the MG.

1             Confirms good standing with State and Federal regulatory bodies (including if providing services to Medicare enrollees, MG must confirm provider’s participation in Medicare); and

2.          Confirms accreditation; or

3.          Conducts an on-site quality assessment, if there is no accreditation status;

•    If a free-standing surgical center is not accredited, the MG must confirm Medicare certification (Calif. Health & Safety Code)

4.          And initially & at least every three years, confirms continued good standing of regulatory bodies, and if applicable.

Submit list of contracted organizational providers on an annual basis

•   Initial onsite assessment

•   Annual assessment including P&Ps and random audit of files; two in each of the categories; one accredited, one non-accredited, as applicable

•   Implementation of Corrective Action Plan(s) for elements of non-compliance

Function	Delegation Status	Medical Group Responsibility of Performance Measure	Reporting Frequency	PacifiCare Oversight
accreditation

Sub-Delegation of Credentialing	☒ Delegated ☐ Not delegated

If MG sub-delegates Credentialing to a CVO, Hospital, IPA, Behavioral Health, etc:

•   Detailed documentation of mutually agreed upon delegation agreement identifying.

Listing of responsibilities of delegate (MG) & sub-delegate;

•    Specific delegated activities;

•              Process for evaluating sub-delegate’s performance, and

•    Remedies if sub-delegate does not perform

•    If sub-delegation includes the use of Protected Health Information (PHI), the sub-delegation document includes:

•   List of allowed uses of PHI

•   Description of sub-delegate safeguards to protect the information from inappropriate use or further disclosure

•   Stipulation that the delegate will ensure that subdelegates have sinular safeguards

•   Stipulation that the subdelegate will provide individuals with access to their PHI

•   Stipulation that the subdelegate will inform the organization if inappropriate uses of the information occur

•   Stipulation that the subdelegate will ensure PHI is returned, destroyed or protected if the delegation agreement ends

•   MG retains right to approve disapprove new providers and to discipline providers

•   Pre-delegation evaluation

•   Annual evaluation, including file review, according to NCQA’s methodology

•   If deficiencies found, evidence of MG & sub-delegate follow up for opportunities for improvement

Submit copies of sub-delegation agreements to PacifiCare prior to subdelegation and on an annual basis

•   Initial onsite assessment

•   Annual assessment of sub-delegation process, including agreements, polices and procedures, and ongoing evaluation of performance, according to NCQA standards & methodology

•   Implementation of Corrective Action Plan(s) for elements of non-compliance

Accessibility to Credentialing Files	☒ Delegated ☐ Not delegated

Should any of the following provider events occur, PacifiCare shall have access to MG’s credentialing files to ensure practitioners are properly credentialed for continuity and coordination of care for members:

•      Bankruptcy

•      Termination of contract

•      De-delegation of credentialing activities

			Immediately notify PacifiCare of any such provider event. As needed, provide PacifiCare access to MG credentialing/ recredentialing	• Access MG credentialing/ recredentialing files should any of the referenced provider events occur. • Collection of copies of selected credentialing /recredentialing files from MG for regulatory

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
		Credentialing files must be available, including making appropriate copies, for regulatory & accreditation audits.	files should any of the referenced provider events occur. Comply with requests for selected credentialing files for regulatory &/or accreditation audits.	and accreditation audits, as applicable.

The Medical Group agrees to be accountable for all responsibilities delegated by PacifiCare and will not further delegate any such responsibilities without thirty (30) days prior written notice to PacifiCare.  PacifiCare’s responsibilities relating to Credentialing and those responsibilities, which PacifiCare has delegated to the Medical Group, are outlined above.

PacifiCare will perform audits prior to delegation, annually, and upon prior written notice, as needed to evaluate the group’s delegated status.  In the event there are deficiencies identified in the audit, PacifiCare will provide a specific corrective action plan.  If the group is not able to comply with corrective action plan within thirty (30) days of receipt of notification, PacifiCare may revoke the group’s delegated status in accordance with the terms of the Agreement in Section 4.4.

PacifiCare retains the right to approve, suspend and terminate individual practitioners, providers and sites.

MEDICAL RECORDS DELEGATION GRID

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Systematic Review of Medical Records	☒ Delegated ☐ Not delegated

• Set documentation standards and distribute to practice sites.  Documentation audit tool to include all elements required by NCQA and PacifiCare.

• At least annually, audit medical records from a sample of primary care practitioners.

• Conduct focused follow-up to improve documentation by PCPs who perform poorly against standards.

Annual submission of medical records review work plan and audit tool.

At least annually report as a minimum: the number of physicians whose medical records were reviewed; any practitioner- specific actions taken for improvement; and the results of those actions.

•   Audit Medical Group’s policies and processes on an annual basis to ensure conformance to standards and note deficiencies identified.  Facilitate and monitor Medical Group’s compliance with work plan and corrective action plans.

Sub-Delegation of medical Records	☒ Delegated ☐ Not delegated

If MG sub-delegates Medical Records to any entity. MG will have:

•   Detailed documentation of mutually agreed upon delegation agreement identifying:

•    Listing of responsibilities of delegate (MG) & sub-delegate;

•    Specific delegated activities;

•    Process for evaluating sub-delegate’s performance, and

•    Remedies if sub-delegate does not perform

•    If sub-delegation includes the use of Protected Health Information (PHI), the sub-delegation document includes:

•   List of allowed uses of PHI

•   Description of sub-delegate safeguards to protect the information from inappropriate use or further disclosure

•   Stipulation that the delegate will ensure that subdelegates have similar safeguards

•   Stipulation that the subdelegate will provide individuals with access to their PHI

•   Stipulation that the subdelegate will inform the organization if inappropriate uses of the information occur

•   Stipulation that the subdelegate will ensure PHI is returned, destroyed or protected if the delegation agreement ends

•   MG retains right to approve/ disapprove new providers and to discipline providers

•   Pre-delegation evaluation

Submit copies of sub-delegation agreements to PacifiCare prior to subdelegation and on an annual basis

•   Initial onsite assessment

•   Annual assessment of sub-delegation process, including agreements, polices and procedures, and ongoing evaluation of performance, according to NCQA standards & methodology

•             Implementation of Corrective Action Plan(s) for elements of non-compliance

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
• Annual evaluation, including file review, according to NCQA’s methodology • If deficiencies found, evidence of MG & sub-delegate follow up for opportunities for improvement

PacifiCare’s responsibilities relating to Medical Records and those responsibilities, which PacifiCare has delegated to the Medical Group, are outlined above.

The Medical Group agrees to be accountable for all responsibilities delegated by PacifiCare and will not further delegate any such responsibilities without thirty (30) days prior written notice to PacifiCare.

PacifiCare will perform audits annually and upon prior written notice, as needed to evaluate the group’s delegated status.  In the event there are deficiencies identified in the audit, PacifiCare will provide a specific corrective action plan.  If the group is not able to comply with the corrective action plan within thirty (30) days of receipt of notification, PacifiCare may revoke the group’s delegated status in accordance with the terms of the Agreement in Section 4.4.

CLAIMS DELEGATION GRID

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacificCare Oversight
CMS Regulations	☒ Delegated ☐ No delegated

Compliance with all CMS regulations & guidelines for claims processing and payment including:
Claims payment turnaround times Appropriate reimbursement for contracted and non-contracted providers
Interest payments
Denials/denial letters
BBA regulations
Provider reporting
• Y2K compliance

Monthly

Initial onsite assessment utilizing approved oversight tool.
Annual oversight assessment utilizing approved oversight tool.
Additional onsite reviews as warranted by the plan utilizing approved oversight tool.
Implementation of Corrective Action Plan(s) for elements of non-compliance.

PacifiCare Standards for Commercial Products	☒ Delegated ☐ Not delegated

Compliance with PacifiCare’s standards for processing and payment of claims for Commercial Products including:
Claims payment turnaround times
Appropriate reimbursement for
contracted and non-contracted providers
Interest payments
Denials/denial letters
Provider reporting
Appropriate IBNR reserves

Monthly

Initial onsite assessment utilizing approved oversight tool.
Annual oversight assessment utilizing approved oversight tool.
Additional onsite reviews as warranted by the plan utilizing approved oversight tool.
Implementation of Corrective Action Plan(s) for elements of non-compliance.

State Regulations	☒ Delegated ☐ Not delegated	Compliance with State Regulations for claims processing: COB and TPL review Compliance with all Medicaid Regulations	N/A

Initial onsite assessment utilizing approved oversight tool.
Annual oversight assessment utilizing approved oversight tool.
Additional onsite reviews as warranted by the plan utilizing approved oversight tool.
Implementation of Corrective Action Plan(s) for elements of non-compliance.

OPM Requirements	☒ Delegated ☐ Not delegated	Compliance with Office of Personnel Management for Federal Employees requirements for claims processing and payment including: COB identification Debarred providers suspended	N/A

Standards for Employer Performance Guarantees	☒ Delegated ☐ Not delegated	Meet Employer performance guarantee measurements for claims processing and payment.	As required by employer

Initial onsite assessment utilizing approved oversight tool.
Annual oversight assessment utilizing approved oversight tool.
Additional onsite reviews as warranted by the plan utilizing approved oversight tool.

Implementation of Corrective Action Plan(s) for elements of non-compliance.

Eligibility and Benefits	☐ Delegated ☒ Not delegated	Medical Group must: Verify eligibility at time of claim review Update eligibility and benefit information in their system as often as communicated by the plan.	N/A

Initial onsite assessment utilizing approved oversight tool.
Annual oversight assessment utilizing approved oversight tool.
Additional onsite reviews as warranted by the plan utilizing approved oversight tool.
Implementation of Corrective Action Plan(s) for elements of non-compliance.

Financial Accounting	☒ Delegated ☐ Not delegated	Meets PacifiCare financial accounting requirements and solvency requirements including those for: Financial statements IBNR reserves Processes for expense reduction	Annually

Initial onsite assessment utilizing approved oversight tool.
Annual oversight assessment utilizing approved oversight tool.
Additional onsite reviews as warranted by the plan utilizing approved oversight tool.
Implementation of Corrective Action Plan(s) for elements of non-compliance.

Check Production	☒ Delegated	Compliance with timely claims payments	N/A	Initial onsite assessment utilizing

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacificCare Oversight
Processes	☐ Not delegated	and IRS requirements including: Check production processes Performing Provider Satisfaction Survey Process to settle claims in collections 1099 production processes approved oversight tool.
Annual oversight assessment utilizing approved oversight tool.
Additional onsite reviews as warranted by the plan utilizing approved oversight tool.
Implementation of Corrective Action Plan(s) for elements of non-compliance.

Staffing	☒ Delegated ☐ Not delegated

Staffing sufficient to support claims volume and processing timeliness requirements including:
Staffing levels
Customer Service capabilities
Past experience for claims resolution
Staff available to answer claims questions during normal hours of operation

N/A

Initial onsite assessment utilizing approved oversight tool.
Annual oversight assessment utilizing approved oversight tool.
Additional onsite reviews as warranted by the plan utilizing approved oversight tool.
Implementation of Corrective Action Plan(s) for elements of non-compliance.

Audit Reporting	☒ Delegated ☐ Not delegated	Appropriate and adequate audit reporting available including: • Reports provided for audit	As needed for audits

Initial onsite assessment utilizing approved oversight tool.
Annual oversight assessment utilizing approved oversight tool.
Additional onsite reviews as warranted by the plan utilizing approved oversight tool.
Implementation of Corrective Action Plan(s) for elements of non-compliance.

Encounter Data	☒ Delegated ☐ Not delegated	The Medical Group must have an encounter data submission process with encounter data reported and submitted to PacifiCare monthly	Monthly

Initial onsite assessment utilizing approved oversight tool.
Annual oversight assessment utilizing approved oversight tool.
Additional onsite reviews as warranted by the plan utilizing approved oversight tool.
Implementation of Corrective Action Plan(s) for elements of non-compliance.

PacifiCare’s responsibilities relating to Claims and those responsibilities, which PacifiCare has delegated to the Medical Group, are outlined above.

The Medical Group agrees to be accountable for all responsibilities delegated by PacifiCare and will not further delegate any such responsibilities without thirty (30) days prior written notice to PacifiCare.

PacifiCare will perform audits annually or with prior written notice, as needed to evaluate the group’s delegated status.  In the event there are deficiencies identified in the audit, PacifiCare will provide a specific corrective action plan.  If the group is not able to comply with the corrective action plan within thirty (30) days of receipt of notification, PacifiCare may revoke the group’s delegated status in accordance with the terms of the Agreement in Section 4.4.

QUALITY IMPROVEMENT DELEGATION GRID

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Program Structure	Not Delegated

Medical Group is required to maintain the following:
QM Program
Structure to carry out Quality Mgmt.  Program
QM Program outlining structure and content
Program description must be evaluated annually and updated as necessary

Program Operations	Not Delegated

Participate and cooperate in PacifiCare’s
Quality Improvement program
Collect data for PacifiCare’s Quality Improvement Activities
Carry out corrective actions required by PacifiCare
Have a peer review process
Participate in PacifiCare Quality
Improvement Committee, (if requested)
Provide PacifiCare access to Medical Records
Identify barriers to improving key initiatives
Implement interventions
Comply with PacifiCare’s confidentiality standards

PacifiCare does not formally delegate to its contracting Medical Groups the responsibility for performing quality management and improvement activities on behalf of PacifiCare.

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT
(SPLIT CAPITATION)

EXHIBIT 6

QUALITY INCENTIVE PROGRAM

(This Exhibit 6 is an integral part of this Agreement)

1.                                       Introduction.

This Exhibit sets forth the terms of a quality incentive program being implemented by PacifiCare.  The program is designed to compensate Medical Group for efforts it takes to improve the quality of services provided to PacifiCare Members as reflected by data measured by PacifiCare, all as described below (the “Quality Incentive Program” or the “QIP”).

The Quality Incentive Program provides additional compensation to Medical Groups, which are successful in improving and maintaining certain levels of patient safety, patient satisfaction and quality of care.  The Quality Incentive Program tracks specific performance measures and calculates payments to the Medical Group based on aggregating and paying specific amounts for separate performance measures, as described in this Exhibit.

2.                                       Definitions.

In addition to other terms defined in this Exhibit or in the Agreement, the following terms shall have the meanings set forth below:

2.1                                 Eligible Membership shall be the monthly Secure Horizons Members reflected on the PacifiCare Eligibility List for the month preceding the month in which the applicable QIP Payment will be made.  The determination of Eligible Membership shall not be changed at any later time to reflect retroactive membership adjustments otherwise made by PacifiCare in connection with its Managed Care Plans.  Additionally, Eligible Membership shall exclude Members who had been transferred to Medical Group in a group transfer from another PacifiCare Participating Provider within six (6) months prior to the date of the applicable QIP Payment.

2.2                                 Leapfrog as used in the Table shall refer to data reported to PacifiCare on the website maintained by The Leapfrog Group and supplemental data reviewed by PacifiCare as reported by the California Office of Statewide Health Planning and Development.

2.3                                 Measurement Component shall mean the Measures described in the QIP Table.

2.4                                 Measurement Period is the period for which PacifiCare shall measure data in order to calculate the applicable QIP Payment.  For the initial and subsequent QIP Payment, the Measurement Period shall vary as defined in Section 3, QIP Table.

2.5                                 PMPM Component Payment shall be the amount attributable to each Measurement Component as specified in the Table and shall be earned by Medical Group only if

Medical Group meets or exceeds the Performance Target for the applicable Measurement Component.

2.6                                 PMPM Payment Rate shall be the total of the PMPM Component Payments earned by Medical Group for the applicable Measurement Period.

2.7                                 QIP Payments are the quarterly payments made pursuant to the Quality Incentive Program.

2.8                                 Table means the table or tables set forth below specifying the Measurement Components, Performance Targets, Measurement Period, Data Source, Members Measured and PMPM Component Payment.

2.9                                 Performance Target is the performance target for each Measurement Component as defined in Section 3, QIP Table.  Performance Targets are determined by the sole discretion of PacifiCare.

Members Measured is defined as described in Section 3.  For Measurement Components in which Members Measured is a combination of Commercial and Secure Horizons membership, PacifiCare shall perform calculations utilizing a weighted average of the Commercial and Secure Horizons membership.

3.                                       QIP Table.

Measure	Performance Target	Measurement Period	Data Source	PMPM Component Payment	Members Measured
Leapfrog Initiative Participation	85% of elective admissions at hospital self-reported on Leapfrog website	12 month period ending six months prior to month of payout	Leapfrog website	$***	All Commercial and Secure Horizons assigned to PMG

CABG volume threshold (per PHS TAG threshold), combined with CCMRP risk — adjusted CARG outcomes	85% of CABG admission at qualifying hospitals with >100 CABGs in latest reported year (or per latest OSHPD data available) AND NOT CCMRP “Worse Than Expected” outcome status	12 month period ending six months prior to month of payout	Leapfrog website, supplemented by OSHPD data	$***	All Commercial and Secure Horizons assigned to PMG

PTCA volume threshold (per PHS TAG threshold)	85% of PTCA admissions at hospitals with >200 PTCAs in latest reported year (or per latest OSHPD data available)	12 month period ending six months prior to month of payout	Leapfrog website, supplemented by OSHPD data	$***	All Commercial and Secure Horizons assigned to PMG

Computerized patient entry	85% of elective admissions at hospitals with self-reported compliance on Leapfrog website	12 month period ending six months prior to month of payout	Leapfrog website, supplemented by OSHPD data	$***	All Commercial and Secure Horizons assigned to PMG

Intensive ICU staffing	85% of elective admissions at hospitals with self-reported compliance on Leapfrog website	12 month period ending six months prior to month of payout	Leapfrog website, supplemented by OSHPD data	$***	All Commercial and Secure Horizons assigned to PMG

Measure	Performance Target	Measurement Period	Data Source	PMPM Component Payment	Members Measured
PEP-C Project Participation	85% of elective admission at hospitals participating in PEP-C Project	2002 Survey	California Health and Foundation	$***	All Commercial and Secure Horizons assigned to PMG

Breast Cancer screening	70.6% screening performed on members measured	24 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$***	Females age 52-69

Cervical Cancer Screening	51.0% screening performed on members measured	36 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$***	Females age 21-64

Childhood Immunizations	45.0% of recommended Immunization performed on members measured	12 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$***	Children age 2

HgbA Ic Testing - Diabetes	72.0% Testing performed on members measured	12 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$***	Diabetic members age 31 or older

LDL Cholesterol Testing - CAD	71.4% Testing performed on members measured	12 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$***	Diabetic members age 31 or older

Satisfaction with PMG	69.0% overall satisfaction level	2002 Member Satisfaction Survey	PacifiCare Member Satisfaction Survey	$***	All Commercial and Secure Horizons members assigned to PMG

Satisfaction with PCP	77.2% overall satisfaction level	2002 Member Satisfaction Survey	PacifiCare Member Satisfaction Survey	$***	All Commercial and Secure Horizons members assigned to PMG

Satisfaction with Specialist	73.4% overall satisfaction level	2002 Member Satisfaction Survey	PacifiCare Member Satisfaction Survey	$***	All Commercial and Secure Horizons members assigned to PMG

Satisfaction with Referral Process	68.9% overall satisfaction level	2002 Member Satisfaction Survey	PacifiCare Member Satisfaction Survey	$***	All Commercial and Secure Horizons members assigned to PMG

PCP Communicates Effectively	63.1% overall satisfaction level	2002 Member Satisfaction Survey	PacifiCare Member Satisfaction Survey	$***	All Commercial and Secure Horizons members assigned to PMG

4.                                       Calculation and Payment of QIP Payments.  The following calculations and payment mechanisms shall apply:

(a)                                  Payment Frequency.  QIP Payments shall be paid to Medical Group quarterly.  The QIP Payments shall be made together with Medical Group’s Capitation Payment for the months of July 2003, October 2003, January 2004, and April 2004.

(b)                                 Payment Calculation.  Each quarterly QIP Payment shall equal: the Eligible Membership multiplied by three (3), the product of which shall be multiplied by the PMPM Payment Rate.

(c)                                  Criteria for Determining QIP Payment Eligibility.  In order to comprehensively assess Medical Group’s improvements in the Measurement Components, data on services provided to both Commercial Health Plan Members and Secure Horizons Health Plan Members will be measured in connection with the Quality Incentive Program.  Payments shall be based solely on Eligible Membership, which only includes Secure Horizons Members.  However, payments for certain Measurement Components, if earned, shall be made from commercial capitation funds.

5.                                       QIP Payments Final.  PacifiCare’s calculation of the QIP Payment shall be final.  Medical Group recognizes that the measurement of the QIP data is subject to variation and reasonable statistical and operational error.  Medical Group acknowledges that PacifiCare would not be willing to offer the Quality Incentive Program if PacifiCare’s calculation of the QIP Payments would expose PacifiCare to increased risk of disputes and litigation arising out of PacifiCare’s calculation of the QIP Payment.  Accordingly, in consideration of PacifiCare’s agreement to offer the Quality Incentive Program to Medical Group, Medical Group agrees that Medical Group will have no right to dispute PacifiCare’s determination of the QIP Payment, including determination of any data or the number of Eligible Members.

6.                                       QIP Programs for Future Periods.  PacifiCare in its sole and absolute discretion may implement quality incentive programs for periods from and after January 1, 2004.  Any such programs shall be on terms determined by PacifiCare.  PacifiCare currently intends to provide for a quality incentive program for calendar year 2004.  Until PacifiCare and Medical Group enter into a written agreement with respect to any such new program for calendar year 2004, or thereafter, no such program shall be binding upon PacifiCare.

7.                                       Cancellation and Termination of QIP.  The terms of this Exhibit shall be cancelled and of no effect if Medical Group does not participate in the Secure Horizons Health Plan as of January 1, 2003.  Additionally, the Quality Incentive Program shall terminate at such time as Medical Group no longer is assigned eligible Membership of at least both one thousand (1,000) Commercial Health Plan Members and one hundred (100) Secure Horizons Health Plan Members.  In the event of such termination, the QIP Payments shall be prorated by changing the multiple “3” in Paragraph 4(b) above to be the number of whole months between the last quarterly QIP Payment and the month of termination.  (Example: Last QIP Payment is July 2003 and the termination date is September, the “3” in Paragraph 4(b) would be changed to “2”.)

8.                                       Effect of Termination of Agreements.  In the event of the termination of the Agreement, for any reason, no QIP Payments shall be earned or made following termination of the Agreement.  In the event that the Medical Group’s participation in the Secure Horizons Health Plan terminates prior to April 10, 2004 but the Agreement continues to be in effect and apply to Commercial Health Plan Members, QIP Payments shall continue to be made through the April 2004 quarterly period, with the QIP Payments to be made based upon the Eligible Members for the month preceding the effective date of the termination of the Medical Group’s participation in the Secure Horizons Health Plan under the Agreement.

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT
(SPLIT CAPITATION)

EXHIBIT 7

WOMEN’S HEALTH BONUS PROGRAM
(This Exhibit 7 is an integral part of this Agreement)

1.                                       Introduction.

This Exhibit sets forth the terms of a bonus program being implemented by PacifiCare.  The program is designed to compensate Medical Group and its Participating Providers for efforts taken to improve the accessibility of women’s health services and the stability of PacifiCare’s women’s health network as reflected by data measured by PacifiCare, all as described below (the “Bonus Program”).

The Bonus Program will apply only to Medical Group’s provision of services in certain counties for 2003.  The Bonus Program shall not be available to Medical Group unless: 1) Medical Group and PacifiCare were parties to the Commercial Health Services Agreement for the entire 2002 calendar year; 2) Membership in each unique PacifiCare Dec is a minimum of 1,000 Commercial members throughout calendar year 2003; 3) Medical Group must meet the minimum threshold for number of physicians (OB/GYNs and Pediatricians); and, 4) The other Bonus Program requirements are met as outlined below.

2.                                       Bonus Program Terms.  Medical Group and its Participating Providers will be eligible for the following separate payments under the Bonus Program: (a) access bonus payments relating to obstetrical/gynecological services and pediatric services, (b) stability bonus payments relating to obstetrical/gynecological services, (c) stability bonus payments relating to pediatric services.  Such payments may be earned upon satisfaction of the conditions set forth in this Exhibit.

a.                                       Access Bonus.  PacifiCare shall make “Access Bonus” payments with respect to each Obstetrician-Gynecologist and each Pediatrician who is available to accept additional PacifiCare members and who maintains extended office hours throughout calendar year 2003.  Determinations whether the provider is available to accept additional PacifiCare members and is maintaining extended office hours shall be determined by calls made periodically by PacifiCare to the provider’s office.  Payments shall be made to Medical Group for Obstetrician-Gynecologists and Pediatricians who are independent contractors of Medical Group or employed by Medical Group.  The amount of the Access Bonus payments shall be: (i) ***  for each delivery (without regard to multiple births) performed by the Obstetrician-Gynecologist if such provider is determined to have been available to accept additional PacifiCare members and to have maintained extended office hours throughout the entire 2003 calendar year; and (ii) a ***  single payment for each pediatrician determined to have been available to accept additional PacifiCare members and to have maintained extended office hours throughout the entire 2003 calendar year.  Pediatricians who participate in more than one Medical Group is only eligible for a one time payment.

b.                                      Stability Bonus – Obstetrical/Gynecological Services.  PacifiCare shall make “Stability Bonus” payments directly to Medical Group if (i) Medical Group maintains at least one Obstetrician/Gynecologist for each thirteen thousand (13,000) patients assigned to Medical Group for all plans and (ii) Medical Group shall, as of December 31, 2003 contract with not less than ninety percent (90%) of the same obstetrician/gynecologists contracting with Medical Group as of October 1, 2002.  Determinations whether the Medical Group meets the foregoing criteria shall be determined by PacifiCare’s review of information in PacifiCare’s system.

Bonus Payment - The amount of the Stability Bonus shall be *** per commercial health plan member per month, not adjusted for age/sex/plan-type factors, for the calendar year 2003.

c.                                       Stability Bonus – Pediatric Services.  PacifiCare shall make Stability Bonus payments directly to Medical Group if (i) Medical Group maintains one Pediatrician for every twelve thousand patients, and (ii) Medical Group as of December 31,2003 contract with not less than ninety percent (90%) of the pediatricians contracting with Medical Group as of October 1, 2002.  Determinations whether the Medical Group meets the foregoing criteria shall be determined by PacifiCare’s review of information in PacifiCare’s system.  PacifiCare shall pay Medical Group ***  for each Assigned Medical Group Member assigned to Medical Group.

Stability Payment.  The amount of the Stability Bonus shall be ***  per commercial health plan member per month, not adjusted for age/sex/plan-type factors, for the calendar year 2003.

d.                                      Additional Terms.  “Extended office hours” means physician office is accepting appointments before 8:30 a.m. or after 5:30 p.m. at least one day per week.  “Patients” for the purpose of determining the Stability Bonus shall be the number of Medical Group patients, regardless of payment source (e.g., private pay, HMO, PPO, etc.), who would be reasonably expected to request services from Medical Group on an annual basis.

e.                                       Timing of Bonus Payments.  All payments by PacifiCare pursuant to the Bonus Program shall be made to Medical Group by May 15,2004 for 2003 performance.

Bonus Program Summary.

Access – OB/GYN	$*** per delivery
Access – Pediatrician	$*** one time payment.
OB-GYN Network Stability	$*** PMPM
Pediatrician Network Stability	$*** PMPM

4.                                       Bonus Program Payments Final.  PacifiCare’s calculation of the Bonus Program Payment shall be final.  Medical Group recognizes that the measurement of the Bonus Program data is subject to variation and reasonable statistical and operational error.  Medical Group acknowledges that PacifiCare would not be willing to offer the Bonus Program if PacifiCare’s calculation of the Bonus Program Payments would expose PacifiCare to increased risk of disputes and litigation arising out of PacifiCare’s calculation of the Bonus Program Payment.  Accordingly, in consideration of PacifiCare’s agreement to offer the Bonus Program to Medical Group, Medical Group agrees that Medical Group will have no right to dispute PacifiCare’s determination of the Bonus Program Payment.

5.                                       Bonus Programs for Future Periods.  PacifiCare in its sole and absolute discretion may implement Bonus programs for periods from and after January 1, 2004.  Any such programs shall be on terms determined by PacifiCare.  Until PacifiCare and Medical Group enter into a written agreement with respect to any such new program for calendar year 2004, or thereafter, no such program shall be binding upon PacifiCare.

6.                                       Cancellation and Termination of Bonus Program.  The terms of this Exhibit shall be cancelled and of no effect if Medical Group does not, for any reason, participate in PacifiCare’s Commercial Health Plan through December 31, 2003.